                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-74775) of our report dated March 11, 1999 relating to the consolidated financial statements, which appears in Boston Life Sciences, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                                      PricewaterhouseCoopers LLP
Boston, Massachusetts

June 16, 1999